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                                                                    EXHIBIT 99.B

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                       OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report on Form 10-Q/A for the period ending March 31, 2003, of Colorado Interstate Gas Company (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Greg G. Gruber, Senior Vice President, Chief Financial Officer and Treasurer certify (i) that the Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and
(ii) that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                  /s/ GREG G. GRUBER
                                          --------------------------------------
                                                      Greg G. Gruber
                                          Senior Vice President, Chief Financial
                                             Officer and Treasurer (Principal
                                                    Financial Officer)

                                          June 20, 2003

     A signed original of this written statement required by Section 906 has been provided to Colorado Interstate Gas Company and will be retained by Colorado Interstate Gas Company and furnished to the Securities and Exchange Commission or its staff upon request.